Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,460	$14,266	$194	1.4%
International Package	4,373	4,256	117	2.7%
Supply Chain Solutions	2,713	3,184	(471)	(14.8)%
Total revenue	21,546	21,706	(160)	(0.7)%

Operating expenses:
U.S. Domestic Package	13,481	13,433	48	0.4%
International Package	3,732	3,600	132	3.7%
Supply Chain Solutions	2,667	3,060	(393)	(12.8)%
Total operating expenses	19,880	20,093	(213)	(1.1)%

Operating profit:
U.S. Domestic Package	979	833	146	17.5%
International Package	641	656	(15)	(2.3)%
Supply Chain Solutions	46	124	(78)	(62.9)%
Total operating profit	1,666	1,613	53	3.3%

Other income (expense):
Other pension income (expense)	37	67	(30)	(44.8)%
Investment income (expense) and other	42	51	(9)	(17.6)%
Interest expense	(222)	(195)	(27)	13.8%
Total other income (expense)	(143)	(77)	(66)	85.7%

Income before income taxes	1,523	1,536	(13)	(0.8)%

Income tax expense	336	423	(87)	(20.6)%

Net income	$1,187	$1,113	$74	6.6%

Net income as a percentage of revenue	5.5%	5.1%

Per share amounts:
Basic earnings per share	$1.40	$1.30	$0.10	7.7%
Diluted earnings per share	$1.40	$1.30	$0.10	7.7%

Weighted-average shares outstanding:
Basic	850	856	(6)	(0.7)%
Diluted	850	857	(7)	(0.8)%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,011	$847	$164	19.4%
International Package	654	682	(28)	(4.1)%
Supply Chain Solutions	98	218	(120)	(55.0)%
Total operating profit	1,763	1,747	16	0.9%

Total other income (expense)	$(124)	$(77)	$(47)	61.0%
Income before income taxes	$1,639	$1,670	$(31)	(1.9)%
Net income	$1,270	$1,223	$47	3.8%

Basic earnings per share	$1.49	$1.43	$0.06	4.2%
Diluted earnings per share	$1.49	$1.43	$0.06	4.2%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,361	$2,316	$45	1.9%
Deferred	1,049	1,156	(107)	(9.3)%
Ground	10,709	10,762	(53)	(0.5)%
Cargo and Other	341	32	309	965.6%
Total U.S. Domestic Package	14,460	14,266	194	1.4%
International Package:
Domestic	771	758	13	1.7%
Export	3,444	3,350	94	2.8%
Cargo and Other	158	148	10	6.8%
Total International Package	4,373	4,256	117	2.7%
Supply Chain Solutions:
Forwarding	726	1,280	(554)	(43.3)%
Logistics	1,572	1,542	30	1.9%
Other	415	362	53	14.6%
Total Supply Chain Solutions	2,713	3,184	(471)	(14.8)%
Consolidated	$21,546	$21,706	$(160)	(0.7)%

Consolidated volume (in millions)	1,289	1,336	(47)	(3.5)%

Operating weekdays	62	63	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,520	1,590	(70)	(4.4)%
Deferred	866	1,047	(181)	(17.3)%
Ground	15,057	15,438	(381)	(2.5)%
Total U.S. Domestic Package	17,443	18,075	(632)	(3.5)%
International Package:
Domestic	1,575	1,503	72	4.8%
Export	1,771	1,621	150	9.3%
Total International Package	3,346	3,124	222	7.1%
Consolidated	20,789	21,199	(410)	(1.9)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$25.05	$23.12	$1.93	8.3%
Deferred	19.54	17.53	2.01	11.5%
Ground	11.47	11.07	0.40	3.6%
Total U.S. Domestic Package	13.06	12.50	0.56	4.5%
International Package:
Domestic	7.90	8.01	(0.11)	(1.4)%
Export	31.37	32.80	(1.43)	(4.4)%
Total International Package	20.32	20.87	(0.55)	(2.6)%
Consolidated	$14.22	$13.73	$0.49	3.6%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$11,827	$11,639	$188	1.6%
Repairs and maintenance	732	718	14	1.9%
Depreciation and amortization	912	898	14	1.6%
Purchased transportation	2,730	3,246	(516)	(15.9)%
Fuel	1,058	1,060	(2)	(0.2)%
Other occupancy	607	564	43	7.6%
Other expenses	2,014	1,968	46	2.3%
Total operating expenses	$19,880	$20,093	$(213)	(1.1)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
March 31, 2025 (unaudited) and December 31, 2024

	March 31, 2025	December 31, 2024
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$4,802	$6,112
Marketable securities	263	206
Accounts receivable	10,029	11,007
Less: Allowance for credit losses	(142)	(136)
Accounts receivable, net	9,887	10,871
Other current assets	2,138	2,121
Total Current Assets	17,090	19,310
Property, Plant and Equipment, Net	37,250	37,179
Operating Lease Right-Of-Use Assets	4,015	4,149
Goodwill	4,691	4,300
Intangible Assets, Net	3,301	3,064
Deferred Income Tax Assets	135	112
Other Non-Current Assets	1,984	1,956
Total Assets	$68,466	$70,070

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,858	$1,838
Current maturities of operating leases	720	733
Accounts payable	5,454	6,302
Accrued wages and withholdings	3,271	3,655
Self-insurance reserves	1,009	1,086
Accrued group welfare and retirement plan contributions	1,549	1,390
Income taxes payable	965	702
Other current liabilities	834	735
Total Current Liabilities	15,660	16,441
Long-Term Debt and Finance Leases	19,511	19,446
Non-Current Operating Leases	3,505	3,635
Pension and Postretirement Benefit Obligations	7,016	6,859
Deferred Income Tax Liabilities	3,598	3,595
Other Non-Current Liabilities	3,492	3,351

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	136
Retained earnings	19,939	20,882
Accumulated other comprehensive loss	(4,288)	(4,309)
Deferred compensation obligations	4	7
Less: Treasury stock	(4)	(7)
Total Equity for Controlling Interests	15,660	16,718
Noncontrolling interests	24	25
Total Shareowners' Equity	15,684	16,743
Total Liabilities and Shareowners' Equity	$68,466	$70,070

Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Three Months Ended
	March 31,
	2025	2024
Cash Flows From Operating Activities:
Net income	$1,187	$1,113
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	912	898
Pension and postretirement benefit expense	257	259
Pension and postretirement benefit contributions	(67)	(50)
Self-insurance reserves	1	27
Deferred tax (benefit) expense	(40)	22
Stock compensation expense (benefit)	21	(27)
Other (gains) losses	22	129
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	960	1,492
Other assets	7	55
Accounts payable	(906)	(799)
Accrued wages and withholdings	(370)	12
Other liabilities	301	185
Other operating activities	33	—
Net cash from operating activities	2,318	3,316

Cash Flows From Investing Activities:
Capital expenditures	(876)	(1,035)
Proceeds from disposal of businesses, property, plant and equipment	65	13
Purchases of marketable securities	(90)	(50)
Sales and maturities of marketable securities	34	2,696
Acquisitions, net of cash acquired	(478)	(44)
Other investing activities	(10)	(14)
Net cash (used in) from investing activities	(1,355)	1,566

Cash Flows From Financing Activities:
Net change in short-term debt	—	(1,272)
Proceeds from long-term borrowings	25	—
Repayments of long-term borrowings	(32)	(926)
Purchases of common stock	(1,000)	—
Issuances of common stock	55	54
Dividends	(1,348)	(1,348)
Other financing activities	(13)	(174)
Net cash used in financing activities	(2,313)	(3,666)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	40	(48)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(1,310)	1,168

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	6,112	3,206
End of period	$4,802	$4,374
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Three Months Ended
	March 31,
	2025	2024
Cash flows from operating activities	$2,318	$3,316
Capital expenditures	(876)	(1,035)
Proceeds from disposals of property, plant and equipment	65	13
Other investing activities	(20)	(14)
Free Cash Flow (Non-GAAP measure)	$1,487	$2,280
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$1,666	$1,613	Operating Margin (GAAP)	7.7%	7.4%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	—	5	Business portfolio review	—%	—%
Financial systems	16	16	Financial systems	0.1%	0.1%
Transformation 2.0 total	16	21	Transformation 2.0 total	0.1%	0.1%

Fit to Serve	19	25	Fit to Serve	0.1%	0.1%

Network Reconfiguration and Efficiency Reimagined	23	—	Network Reconfiguration and Efficiency Reimagined	0.1%	—%

Total Transformation Strategy Costs	58	46	Total Transformation Strategy Costs	0.3%	0.2%
Goodwill and Asset Impairment Charges (1) (2)	39	48	Goodwill and Asset Impairment Charges (1) (2)	0.2%	0.2%
Expense for Regulatory Matter (3)	—	40	Expense for Regulatory Matter (3)	—%	0.2%

Non-GAAP Adjusted Operating Profit	$1,763	$1,747	Non-GAAP Adjusted Operating Margin	8.2%	8.0%

(amounts in millions)	2025	2024
Other Income (Expense) (GAAP)	$(143)	$(77)

Goodwill and Asset Impairment Charges (4)	19	—

Non-GAAP Adjusted Other Income (Expense)	$(124)	$(77)

(1) Reflects impairment charges for long-lived assets for a business within Supply Chain Solutions in 2025.
(2) Reflects impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(3) Reflects expense related to the settlement of a regulatory matter.
(4) Reflects the write-down of an equity method investment in 2025.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2025	2024
Income Tax Expense (GAAP)	$336	$423

Transformation Strategy Costs:
Transformation 2.0
Business portfolio review	—	1
Financial systems	4	4
Transformation 2.0 total	4	5

Fit to Serve	4	6

Network Reconfiguration and Efficiency Reimagined	6	—

Total Transformation Strategy Costs	14	11
Goodwill and Asset Impairment Charges (1) (2)	9	13
Reversal of income tax valuation allowance (3)	10	—

Non-GAAP Adjusted Income Tax Expense	$369	$447

(1) Reflects the related tax effect of impairment charges for long-lived assets within Supply Chain Solutions in 2025.
(2) Reflects the related tax effect of impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(3) Reflects the partial reversal of an income tax valuation allowance.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
March 31,
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$1,187	$1,113	Diluted Earnings Per Share (GAAP)	$1.40	$1.30

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	—	4	Business portfolio review	—	—
Financial systems	12	12	Financial systems	0.01	0.01
Transformation 2.0 total	12	16	Transformation 2.0 total	0.01	0.01

Fit to Serve	15	19	Fit to Serve	0.02	0.03

Network Reconfiguration and Efficiency Reimagined	17	—	Network Reconfiguration and Efficiency Reimagined	0.02	—

Total Transformation Strategy Costs	44	35	Total Transformation Strategy Costs	0.05	0.04
Goodwill and Asset Impairment Charges (1) (2)	49	35	Goodwill and Asset Impairment Charges (1) (2)	0.05	0.04
Expense for Regulatory Matter (3)	—	40	Expense for Regulatory Matter (3)	—	0.05
Reversal of income tax valuation allowance (4)	(10)	—	Reversal of income tax valuation allowance (4)	(0.01)	—

Non-GAAP Adjusted Net Income	$1,270	$1,223	Non-GAAP Adjusted Diluted Earnings Per Share	$1.49	$1.43

(1) Reflects impairment charges and related tax effect for long-lived assets within Supply Chain Solutions as well the write-down of an equity method investment in 2025.
(2) Reflects impairment charges and related tax effect for acquired trade names within Supply Chain Solutions and software licenses in 2024.
(3) Reflects expense related to the settlement of a regulatory matter.
(4) Reflects the partial reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
March 31,
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$13,481	$13,433	0.4%	$979	$833	17.5%	6.8%	5.8%

Adjusted for:
Transformation Strategy Costs	(32)	(9)		32	9		0.2%	0.1%
Goodwill and Asset Impairment Charges	—	(5)		—	5		—%	—%

Non-GAAP Adjusted Measure	$13,449	$13,419	0.2%	$1,011	$847	19.4%	7.0%	5.9%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,732	$3,600	3.7%	$641	$656	(2.3)%	14.7%	15.4%

Adjusted for:
Transformation Strategy Costs	(13)	(24)		13	24		0.3%	0.6%
Goodwill and Asset Impairment Charges	—	(2)		—	2		—%	—%

Non-GAAP Adjusted Measure	$3,719	$3,574	4.1%	$654	$682	(4.1)%	15.0%	16.0%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$2,667	$3,060	(12.8)%	$46	$124	(62.9)%	1.7%	3.9%

Adjusted for:
Transformation Strategy Costs	(13)	(13)		13	13		0.5%	0.3%
Goodwill and Asset Impairment Charges	(39)	(41)		39	41		1.4%	1.3%
Expense for Regulatory Matter	—	(40)		—	40		—%	1.3%

Non-GAAP Adjusted Measure	$2,615	$2,966	(11.8)%	$98	$218	(55.0)%	3.6%	6.8%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	March 31,
	2025	2024	% Change
Operating Days	62	63
Average Daily U.S. Domestic Package Volume (in thousands)	17,443	18,075
U.S. Domestic Package Cost Per Piece (GAAP)	$12.22	$11.78	3.7%

Transformation Strategy Costs	(0.03)	(0.02)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$12.19	$11.76	3.7%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of March 31, 2025
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option

Boeing 757-200	75	—	—	—
Boeing 767-300	83	—	24	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	29	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	240	—	—
Total	292	240	24	—

(1) None of the MD-11 aircraft shown above have been retired from operational use as of March 31, 2025. We anticipate retiring three (3) of the MD-11 aircraft shown above during 2025.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.